UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 15, 2008, the Registrant issued a press release jointly with Aquila, Inc. announcing that the Colorado Public Utilities Commission, in a media release issued February 14, 2008, indicated approval of the proposed acquisition by the Registrant of Aquila’s natural gas and electric utility assets and related operations in the State of Colorado. The final order is expected before the end of the month.

The Registrant and Aquila have obtained state regulatory approvals in Iowa, Nebraska and now Colorado. To close the transaction, the Registrant and Aquila need to obtain regulatory approval in Kansas and Great Plains and Aquila need to obtain regulatory approvals in Kansas and Missouri.

The press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
	99	Press release dated February 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Steven J. Helmers
Steven J. Helmers
Senior Vice President
and General Counsel

Date: February 19, 2008

Exhibit Index

Exhibit #

99	Press release dated February 15, 2008.

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